                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004





                                    FORM 8-K




                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 5, 1999




                          Commission file number 1-977
                                                 -----


                                 CBS CORPORATION
                                 ---------------
                          (Exact name of registrant as
                            specified in its charter)


        PENNSYLVANIA                                     25-0877540
        ------------                                     ----------

(State or other jurisdiction                         (I.R.S. Employer
    of incorporation)                              Identification Number)


                     51 West 52nd Street, New York, NY 10019
                     ---------------------------------------
               (Address of principal executive offices; zip code)




                                 (212) 975-4321
                                 --------------
                (Registrant's Telephone No., including area code)

Item 5.       Other Events

On February 5, 1999, the Registrant issued a press release concerning earnings for the quarter and year ended December 31, 1998. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein. A copy of the Condensed Consolidated Statement of Income for the fourth quarter and total year of 1998 and 1997 is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety. Certain modifications have been made to the segment information which primarily includes the presentation of a performance measure titled "Core EBITDA." Core EBITDA represents earnings before interest, taxes, depreciation and amortization excluding charges primarily related to restructuring and severance activities as well as the results of operations of certain divested cable businesses for all periods presented. A copy of the restated segment information for 1998 and 1997 by quarter and total year for 1996, 1995 and 1994 is attached hereto as Exhibit 99.3 and is incorporated herein in its entirety.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

               Exhibit No.

               99.1 Press release concerning earnings of the Registrant for the quarter and year ended December 31, 1998 is filed as Exhibit
                    99.1 to this Report.

               99.2 Condensed Consolidated Statement of Income for the fourth quarter and total year of 1998 and 1997, is filed as Exhibit
                    99.2 to this Report.

               99.3 Segment Results for 1998 and 1997 by quarter and total year
                    1996, 1995 and 1994, is filed as Exhibit 99.3 to this Report.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CBS CORPORATION
                                               (Registrant)



                                        By:  /s/ CAROL V. SAVAGE
                                        ---------------------------
                                              Carol V. Savage
                                          Vice President, Finance


Date:  February 5, 1999